UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2011

DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 13th Floor
San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 445-7444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 1, 2011, Diamond Foods, Inc. issued a press release regarding an update on the timing of its proposed acquisition of the Pringles snack business from The Procter & Gamble Company, and an investigation by Diamond’s Audit Committee of the accounting for certain crop payments to walnut growers. A copy of the press release is attached as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit no.	Title

99.1	Diamond Foods, Inc. press release dated November 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: November 1, 2011	By:	/s/ Stephen E. Kim
Name: Stephen E. Kim
Title: Senior Vice President, General Counsel and Human Resources